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                                                                   EXHIBIT 10.11

                        EPIPHANY MARKETING SOFTWARE, INC.

                              AMENDED AND RESTATED

                         COMMON STOCK PURCHASE AGREEMENT

        This Amended and Restated Common Stock Purchase Agreement (the "Agreement") is made as of March 18, 1997 by and between Epiphany
Marketing Software, Inc., a Delaware corporation (the "Company"), and _____ ("Purchaser") amends and restates that certain Common Stock Purchase Agreement dated as of ______, 1997.

        1. SALE OF STOCK. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company issued and sold to Purchaser, and Purchaser purchased from the Company, ______ shares of the Company's Common Stock (the "Shares") at a purchase price of $0.00025 per Share for a total purchase price of $______. The term "Shares" refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

        2. PURCHASE. The purchase and sale of the Shares under this Agreement occurred at the principal office of the Company on ______, 1997 (the "Purchase Date"). On the Purchase Date, the Company delivered to Purchaser a certificate representing the Shares to be purchased by Purchaser (which was issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by check made payable to the Company.

        3. LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below), except as provided below. After any Shares have been released from the Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

                (a)     REPURCHASE OPTION.

                        (i) Subject to Section 3(a)(iv), in the event of the termination of Purchaser's employment or consulting relationship with the Company for any reason, with or without cause, the Company shall upon the date of such termination (the "Termination Date") have an irrevocable, exclusive option (the "Repurchase Option") for a period of 60 days from such date to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like); provided, however, that the Repurchase Option shall continue for a period of up to one year from the Termination Date to the extent that the Company reasonably determines that such



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an extension of time is necessary to prevent the repurchase of Purchaser's
Shares from causing other capital stock of the Company to not qualify as "small business stock" under Section 1202 of the Internal Revenue Code of 1986, as amended.

                        (ii) The Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or (B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

                        (iii) One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option, 1/48 of the total number of Shares shall be released from the Repurchase Option at the end of each month after the Vesting Commencement Date (as set forth on the signature page of this Agreement), until all Shares are released from the Repurchase Option (provided in each case that Purchaser's employment or consulting relationship with the Company has not been terminated prior to the date of any such release). Fractional shares shall be rounded to the nearest whole share.

                        (iv) Notwithstanding the forgoing, the Company's Repurchase Option shall terminate as to all Shares (X) upon a Change of Control,
(Y) in the event the Company shall terminate Purchaser's employment with the Company other than for Cause or Purchaser's death or Disability, or (Z) in the event Purchaser shall terminate his employment with the Company because of a Constructive Termination. Any Shares as to which the Company's Repurchase Option has terminated pursuant to this Section 3(a)(iv) shall be deposited as Trust Shares under that certain Voting Trust Agreement dated March 19, 1997 among the Company, the holders of the Company's shares of Series A Preferred Stock and the Trustors and Voting Trustee signatory thereto. The following terms referred to in this Section 3(a)(iv) shall have the following meanings:

                                (A)     "Change of Control" shall mean the
occurrence of any of the following events:

                                        (I)     Any "Person"  (as such term is
used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than any Purchaser under that certain Series A Preferred Stock Purchase Agreement dated as of March 19, 1997 among the Company and the Purchasers signatory thereto) is or becomes the "Beneficial Owner" (as defined in Rule l3d-3 under said Act), directly or indirectly, of securities of the Company


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representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

                                        (II)    A merger or consolidation of the
Company other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                                (B)     "Cause" shall mean: (I) any act of
personal dishonesty taken by Purchaser in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of Purchaser, (II) gross negligence or willful misconduct in the performance of Purchaser's duties to the Company where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or its subsidiaries; (III) repeated unexplained or unjustified absence from the Company; (IV) a material and willful violation of any federal or state law; (V) commission of any act of fraud with respect to the Company; or (VI) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in each case as determined in good faith by the Board of Directors of the Company.

                                (C)     "Constructive Termination" shall mean
Purchaser's voluntary termination, upon 30 days prior written notice to the Company, following: (I) a material reduction or change in job duties, responsibilities and requirements inconsistent with Purchaser's position with the Company and Purchaser's prior duties, responsibilities and requirements;
(II) any reduction of Purchaser's base compensation (other than in connection with a general decrease in base salaries for most officers of the successor corporation); or (III) Purchaser's refusal to relocate to a facility or location more than 30 miles from the Company's current location.

                                (D)     "Disability" shall mean that the
Purchaser has been unable to perform his duties under this Agreement as the result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Purchaser or legal representative (such agreement as to acceptability not to be unreasonable withheld).

                (b) RIGHT OF FIRST REFUSAL. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(b) (the "Right of First Refusal").


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                        (i)     NOTICE OF PROPOSED TRANSFER. The Holder of the
Shares shall deliver to the Company a written notice (the "Notice") stating: (A) the Holder's bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

                        (ii) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

                        (iii) PURCHASE PRICE. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this
Section 3(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                        (iv) PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                        (v) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                        (vi) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(b). "Immediate Family" as used herein shall mean spouse, lineal

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descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

                (c)     INVOLUNTARY TRANSFER.

                        (i) COMPANY'S RIGHT TO PURCHASE UPON INVOLUNTARY TRANSFER. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the fair market value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

                        (ii) PRICE FOR INVOLUNTARY TRANSFER. With respect to any stock to be transferred pursuant to Section 3(c)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

                (d) ASSIGNMENT. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the parent or a 100% owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and fair market value, if the original purchase price is less than the fair market value of the Shares subject to the assignment.

                (e) RESTRICTIONS BINDING ON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

                (f) TERMINATION OF RIGHTS. The right of first refusal granted the Company by Section 3(b) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared


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effective by the Securities and Exchange Commission under the Securities Act.
Upon termination of the right of first refusal described in Section 3(b) and the expiration or exercise of the Repurchase Option, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(ii) below and delivered to Purchaser.

        4. ESCROW OF UNVESTED SHARES. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

        5. INVESTMENT AND TAXATION REPRESENTATIONS. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

                (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

                (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

                (c) Purchaser further acknowledges and understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares. Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel for the Company.


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                (d)     Purchaser is familiar with the provisions of Rules 144
and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), the securities exempt under Rule 701 may be resold by Purchaser ninety (90) days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including, among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and (2) in the case of an affiliate, the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this Section 5(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 5(f) hereof.

        In the event that the Company does not qualify under Rule 701 at the time of purchase, then the Shares may be resold by Purchaser in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (1) the availability of certain public information about the Company;
(2) the resale occurring not less than one year after the party has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as such term is defined under the Exchange Act) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

                (e) Purchaser further understands that at the time he or she wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 or 701, and that, in such event, Purchaser would be precluded from selling the Shares under Rule 144 or 701 even if the one-year minimum holding period had been satisfied.

                (f) Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


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                (g)     Purchaser understands that Purchaser may suffer adverse
tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6.      RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                (a) LEGENDS. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                        (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                        (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                        (iii) Any legend required to be placed thereon by the California Commissioner of Corporations.

                (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.


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                (c)     REFUSAL TO TRANSFER. The Company shall not be required
(i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        7. NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment, for any reason, with or without cause.

        8. SECTION 83(b) ELECTION. Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

                Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment"), attached hereto as Exhibit B. Purchaser further agrees that Purchaser will execute and submit with the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit C, if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

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        9.      MARKET STANDOFF AGREEMENT. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

        10.     MISCELLANEOUS.

                (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

                (c) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                (d) CONSTRUCTION. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

                (e) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

                (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.


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                (g)     SUCCESSORS AND ASSIGNS. The rights and benefits of this
Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                (h) CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                (i) DISPUTE RESOLUTION. Any dispute or claim arising out of or in relation to this Agreement, or the interpretation, making, performance, breach or termination hereof (including any disputes arising under Section 3(a)(iv)) shall be submitted for resolution to a mediator selected by the mutual agreement of the parties. The parties will cooperate in good faith with the mediator to reach a resolution to any dispute or claim. If the parties, in conjunction with the mediator, cannot agree on a reasonable resolution within 10 days after the initiation of mediation, then the dispute shall be finally settled by binding arbitration in Santa Clara County, California, under the Commercial Arbitration Rules of the American Arbitration Association by one Arbitrator appointed in accordance with said Rules. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The Company shall bear all costs and expenses arising from the resolution of any dispute or claim under this provision.





                            [Signature Page Follows]

        The parties have executed this Agreement as of the date first set forth above.


                                        EPIPHANY MARKETING SOFTWARE, INC.

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                        Address:
                                        2061 Landings Drive
                                        Mountain View, CA 94043

        PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY OR AS OTHERWISE PROVIDED HEREIN. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON PURCHASER ANY RIGHT WITH RESPECT TO CONTINUATION OF SUCH EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PURCHASERS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

                                        PURCHASER

                                        [Name]

                                        ----------------------------------------
                                        (Signature)

                                        Address:
                                        ----------------------------------------

                                        ----------------------------------------

Vesting Commencement Date: ___________________________

I, ______________________, spouse of____________________, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                                        ----------------------------------------
                                        (Signature)




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